Impact of Deutsche Banks Transformation	12 Months Ended
Dec. 31, 2020
Impact of Deutsche Banks Transformation [Abstract]
Impact of Deutsche Banks Transformation [text block]

01 – Impact of Deutsche Bank’s transformation

On July 7, 2019, Deutsche Bank announced a number of transformational measures relating to the Group’s businesses and its organization. The immediate and secondary impacts that these measures had on the Group’s operating results and financial position are disclosed below.

Impairment and amortization of Self-developed software

In line with the transformation announcement, the Group reviewed current platform software and software under construction assigned to businesses subject to the transformation strategy. Accordingly, the reassessment of the respective recoverable amounts led to an impairment of self-developed software of € 36 million and € 855 million for the financial year ended December 31, 2020 and 2019, respectively.

In addition, the Group recorded amortization on Equities software subject to the transformation strategy of € 178 million and € 114 million for the financial year ended December 31, 2020 and 2019, respectively. The impairment write-down as well as the software amortization are included within the general and administrative expenses of the Group’s results in 2020 and 2019, respectively.

Impairment of Right of Use assets and other related impacts

The Group recognized impairments, accelerated or higher depreciation of Right-of-Use (RoU) assets, asset write downs and accelerated depreciation on leasehold improvements and furniture, onerous contracts provisions for non-lease costs, depreciation of capitalized reinstatement costs and other one-time relocation costs of € 201 million and € 160 million for the financial year ended December 31, 2020 and 2019, respectively. Certain of these costs related to incremental or accelerated decisions are driven by the changes in our expected operations due to the COVID-19 pandemic.

Deferred tax asset valuation adjustments

Each quarter, the Group re-evaluates its estimate related to deferred tax assets, including its assumptions about future profitability. In connection with the transformation the Group adjusted the estimate related to deferred tax assets in affected jurisdictions, such as the UK and the U.S., and recognized € 37 million and € 2.8 billion of valuation adjustments for the financial year ended December 31, 2020 and 2019, respectively.

Restructuring & severance charges

Starting with the announcement of the transformation of Deutsche Bank on July 7, 2019, we designated all restructuring expenses as related to the transformation announcement and the subsequent business re-organization and perimeter changes resulting in € 485 million and € 644 million restructuring expenses for the Group for the financial year ended December 31, 2020 and 2019, respectively. These charges are comprised of termination benefits, additional expenses covering the acceleration of deferred compensation awards not yet amortized due to the discontinuation of employment and contract termination costs related to real estate. 1,447 and 2,564 full-time equivalent employees (FTE) were impacted by the re-organization and changes during the financial year 2020 and 2019, respectively.

In addition to these restructuring expenses, € 203 million and € 162 million of severance related to the transformation announcement were recorded for the financial year ended December 31, 2020 and 2019, respectively.

Other transformation related expenses

As a result of the strategic transformation the Group recognized other transformation related expenses including expenses for Audit, Accounting & Tax, consulting fees and IT consulting fees of € 75 million and € 15 million for the financial year ended December 31, 2020 and 2019, respectively.